UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2015 (April 20, 2015)

LRR Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35344	90-0708431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Heritage Plaza

1111 Bagby Street, Suite 4600

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (713) 292-9510

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

LRR Energy, L.P., a Delaware limited partnership (the “Partnership” or “LRR Energy”), entered into a Purchase Agreement and Plan of Merger dated as of April 20, 2015 (the “Merger Agreement”), by and among Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”), Lighthouse Merger Sub, LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of Vanguard (“Merger Sub” and together with Vanguard, the “Vanguard Entities”), Lime Rock Management LP, a Delaware limited partnership (“Management”), Lime Rock Resources A, L.P., a Delaware limited partnership (“LRR A”), Lime Rock Resources B, L.P., a Delaware limited partnership (“LRR B”), Lime Rock Resources C, L.P., a Delaware limited partnership (“LRR C” and, together with LRR A and LRR B, the “Fund I Partnerships”), Lime Rock Resources II-A, L.P., a Delaware limited partnership (“LRR II-A”), Lime Rock Resources II-C, L.P., a Delaware limited partnership (“LRR II-C” and, together with the Fund I Partnerships, LRR II-A and Management, the “GP Sellers”), the Partnership and LRE GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner” and, together with the GP Sellers and the Partnership, the “Partnership Entities”). Upon the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Partnership, with the Partnership continuing as the surviving entity and as a wholly owned subsidiary of Vanguard (the “Merger”) and, at the same time, all of the limited liability company interests in the General Partner will be acquired by Vanguard. Based upon the recommendation of the conflicts committee of the board of directors of the General Partner (the “Board”), the Board approved the Merger Agreement on April 20, 2015.

At the effective time of the Merger (the “Effective Time”), each common unit representing limited partner interests in the Partnership (collectively, the “Common Units”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.550 common units representing limited liability company interests in Vanguard (“Vanguard Units” and such consideration, the “Unit Consideration”) or, in the case of fractional Vanguard Units, cash (without interest and rounded up to the nearest whole cent) in an amount equal to the product of (i) such fractional part of a Vanguard Unit multiplied by (ii) the average closing price for a Vanguard Unit as reported on the NASDAQ Global Select Market (the “NASDAQ”) for the ten consecutive full trading days ending at the close of trading on the full trading day immediately preceding the closing date of the transactions contemplated by the Merger Agreement (the “Closing Date”).  Each restricted Common Unit that is outstanding pursuant to the Partnership’s long-term incentive plan will vest immediately prior to the Effective Time and be converted into the right to receive the Unit Consideration.  In addition, on the Closing Date, Vanguard will issue and deliver to the GP Sellers 12,320 Vanguard Units in exchange for all of the limited liability interests in the General Partner (the “GP Equity Consideration”).

As a condition to closing of transactions contemplated under the Merger Agreement, the parties have agreed to execute and deliver a Termination and Continuing Obligations Agreement (the “Termination Agreement”) substantially in the form attached as an exhibit to the Merger Agreement. Pursuant to the Termination Agreement, (i) that certain Omnibus Agreement, entered into, and effective as of, November 16, 2011 (the “Omnibus Agreement”), by and among the Partnership, the General Partner, LRE Operating, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“OLLC”), the Fund I Partnerships, LRR GP, LLC, a Delaware limited liability company and the ultimate general partner of each of the Fund I Partnerships, and Management, will be terminated and (ii) the Fund I Partnerships, severally and in proportion to each entity’s Property Contributor Percentage (as defined in the Omnibus Agreement), will agree to indemnify the Partnership, the General Partner, OLLC and all of their respective subsidiaries from and against any losses arising out of any federal, state or local income tax liabilities attributable to the ownership or operation of the oil and natural gas properties owned or leased by any of the Partnership, the General Partner, OLLC or their respective subsidiaries prior to the closing of the Partnership’s initial public offering. The indemnification obligations of the Fund I Partnerships under the Termination Agreement will survive until the first anniversary of the Closing Date.

The Partnership Entities and the Vanguard Entities have each made certain representations and warranties and agreed to certain covenants in the Merger Agreement. Each of the Partnership, the General Partner and Vanguard has agreed, among other things, subject to certain exceptions, to conduct its respective business in the ordinary course during the period between the execution of the Merger Agreement and the Effective Time (unless the Merger Agreement is earlier terminated in accordance with its terms). In addition, the Partnership has agreed not to solicit alternative business combination transactions during such period, and, subject to certain exceptions, not to engage in discussions or negotiations regarding any alternative business combination transactions during such period.

The closing of the Merger is subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) the approval of the Merger Agreement by the Partnership’s unitholders; (ii) the registration statement on Form S-4 used to register the Vanguard Units to be issued in the Merger being declared effective by the Securities and Exchange Commission (the “SEC”); (iii) the approval for listing on the NASDAQ Global Select Market of the Vanguard Units to be issued in the Merger; (iv) subject to specified materiality standards, the accuracy of the representations and warranties of, and the performance of all covenants by, the parties; (v) the delivery of certain tax opinions; and (vi) entry into the Termination Agreement by the parties thereto.

The Merger Agreement contains certain termination rights for each of the Partnership and Vanguard, including, among others, if (i) the Merger is not consummated on or before December 31, 2015; (ii) the requisite approval of the Merger Agreement by the unitholders of the Partnership is not obtained; and (iii) the other party breaches a representation, warranty or covenant, and such breach results in the failure of certain closing conditions to be satisfied (a “terminable breach”). The Merger Agreement also provides that (a) the Partnership may terminate the Merger Agreement to enter into a third party’s “superior proposal” and (b) Vanguard may terminate the Merger Agreement if the Board changes its recommendation to the unitholders of the Partnership to approve the Merger Agreement (a “Partnership Change in Recommendation”); provided, in each case, that the Partnership pays Vanguard the Termination Fee (as described below).

The Merger Agreement provides for the payment of a termination fee of $7,288,000 (the “Termination Fee”) by the Partnership to Vanguard upon the termination of the Merger Agreement under specified circumstances, including if: (i) (a) prior to the Partnership’s unitholder meeting, a third party proposal has been publicly submitted, publicly proposed or publicly disclosed and has not been withdrawn at the time of such meeting, (b) thereafter, the Merger Agreement is terminated in accordance with its terms under specified circumstances, and (c) prior to the date that is 12 months after the date of the Merger Agreement is terminated, the Partnership enters into or consummates any definitive agreement related to a third party proposal ; (ii) Vanguard terminates the Merger Agreement due to a Partnership Change in Recommendation; or (iii) the Partnership terminates the Merger Agreement to enter into a third party’s “superior proposal.” The Merger Agreement also provides that the non-terminating party may be required to pay the other party’s expenses (up to a maximum of $1,215,000) (the “Expenses”) if either party terminates the Merger Agreement due to a terminable breach by the other party. If the Termination Fee is payable at a time when Vanguard has received or concurrently receives payment from the Partnership in respect of Expenses, the Termination Fee will be reduced by the amount of such Expenses received by Vanguard.

The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Voting and Support Agreement

Simultaneously with the execution of the Merger Agreement, the Partnership has entered into a Voting and Support Agreement, dated as of April 20, 2015 (the “Voting Agreement”), by and among the Partnership Entities and Vanguard. Pursuant to the Voting Agreement, until the earlier of the consummation of the Merger or the termination of the Merger Agreement (the “Expiration Date”), each Fund I Partnership has agreed (i) to vote all Common Units owned by such Fund I Partnership in favor of the Merger and the adoption of the Merger Agreement at any meeting of the unitholders of the Partnership called for such purpose and against any alternative proposal or any proposal made in opposition to adoption of the Merger Agreement, without regard to the terms of the alternative proposal and (ii) to grant an irrevocable proxy to Vanguard and its designees to vote or cause to be voted the Common Units owned by such Fund I Partnership. If at any time prior to the Expiration Date there occurs a Partnership Change in Recommendation, then the foregoing obligations of the Fund I Partnerships will be extinguished and the irrevocable proxy will be of no force and effect.

The Fund I Partnerships have also agreed that, prior to the Expiration Date, they would (i) not initiate, solicit, knowingly encourage or knowingly facilitate any third party to make a third party proposal or to assist any third party in connection therewith, (ii) not to sell, transfer or dispose of the Common Units owned by it at any time prior to the Expiration Date and (iii) that any additional units in the Partnership acquired by the Fund I Partnerships after the execution of the Voting Agreement would be subject to the Voting Agreement. In addition, the GP Sellers, further agree, for 90 days after the Closing Date, not to offer, pledge, sell, transfer or dispose of any Vanguard Units, enter into any swap or other agreement that transfers any of the economic consequences of ownership of Vanguard Units or make any demand for or exercise any right with respect to registration of Vanguard Units except in accordance with the Registration Rights Agreement described below.

The summary of the Voting Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Registration Rights Agreement

Simultaneously with the execution of the Merger Agreement, Vanguard and the GP Sellers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of April 20, 2015. Among other things, pursuant to the Registration Rights Agreement, (i) no later than the 90th day following the Closing Date, Vanguard will file a shelf registration statement with the SEC to permit the public resale of the Vanguard Units received by the GP Sellers as Unit Consideration and GP Equity Consideration, and such shelf registration statement will become effective no later than 120 days after the Closing Date, and (ii) the GP Sellers will have the right to participate in future underwritten public offerings of Vanguard Units and to initiate an underwritten offering of the Vanguard Units received by the GP Sellers as Unit Consideration and GP Equity Consideration, subject to certain conditions.

The summary of the Registration Rights Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Cautionary Statements

The Merger Agreement, the Voting Agreement and the Registration Rights Agreement and the above descriptions have been included to provide investors and unitholders with information regarding the terms of the Merger Agreement, the Voting Agreement and the Registration Rights Agreement. They are not intended to provide any other factual information about the Partnership, Vanguard or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement, the Voting Agreement and the Registration Rights Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the respective parties to the Merger Agreement, the Voting Agreement and the Registration Rights Agreement; and have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by investors or unitholders. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Partnership, Vanguard or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, the Voting Agreement and the Registration Rights Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Partnership or Vanguard. Accordingly, investors should read the representations and warranties in the Merger Agreement, the Voting Agreement and the Registration Rights Agreement not in isolation but only in conjunction with the other information about the Partnership, Vanguard and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Important Information and Where to Find It

In connection with the proposed merger, Vanguard intends to file with the SEC a Registration Statement on Form S-4 that will include a preliminary proxy statement of LRR Energy that also constitutes a preliminary prospectus of Vanguard.  A definitive proxy statement/prospectus will be sent to security holders of LRR Energy seeking their approval with respect to the proposed merger.  Vanguard and LRR Energy also plan to file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other documents filed by Vanguard and LRR Energy with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Vanguard will be available free of charge on Vanguard’s internet website at http://www.vnrllc.com or by contacting Vanguard’s Investor Relations Department by email at investorrelations@vnrllc.com or by phone at (832) 327-2234.  Copies of the documents filed with the SEC by LRR Energy will be available free of charge on LRR Energy’s internet website at http://www.lrrenergy.com or by contacting LRR Energy’s Investor Relations Department by email at info@lrrenergy.com or by phone at (713) 345-2145.

Participants in the Solicitation

Vanguard, LRR Energy, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain information regarding Vanguard’s directors, executive officers and other members of its management and employees in Vanguard’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, Vanguard’s proxy statement for its 2015 annual meeting, which was filed with the SEC on April 20, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC.  Investors and security holders may obtain information regarding LRR Energy’s directors, executive officers and other members of their management and employees in LRR Energy’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 4, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the proposed transaction to Vanguard and LRR Energy and their unitholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. When used in this press release, words such as we “may,” “can,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “project,” “believe,” “will” or “should” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Vanguard, LRR Energy or of the combined company. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to: the ability to obtain unitholder approval of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Vanguard’s and LRR Energy’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Vanguard or LRR Energy; declines in oil, NGL or natural gas prices; the level of success in exploitation, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploitation and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Vanguard’s and LRR Energy’s credit agreements; the ability of Vanguard and LRR Energy to comply with covenants contained in the agreements governing their indebtedness; ability to generate sufficient cash flows from operations to meet the internally funded portion of any capital expenditures budget; ability to obtain external capital to finance exploitation and development operations and acquisitions; federal, state and local initiatives and efforts relating to the regulation of hydraulic fracturing; failure of properties to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; risks arising out of hedging transactions; and other risks described under the caption “Risk Factors” in Vanguard’s and LRR Energy’s Annual Reports on Form 10-K for the period ended December 31, 2014.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates.  Except as required by law, neither Vanguard nor LRR Energy intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01         Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1*

Purchase Agreement and Plan of Merger, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lighthouse Merger Sub, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P., Lime Rock Resources II-C, L.P., LRR Energy, L.P. and LRE GP, LLC.

4.1

Registration Rights Agreement, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

10.1

Voting and Support Agreement, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., LRR Energy, L.P., LRE GP, LLC, Lime Rock Management LP, Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

*	All schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRR ENERGY, L.P.

	By:	LRE GP, LLC,
its general partner

Date: April 22, 2015	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*

Purchase Agreement and Plan of Merger, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lighthouse Merger Sub, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P., Lime Rock Resources II-C, L.P., LRR Energy, L.P. and LRE GP, LLC.

4.1

Registration Rights Agreement, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

10.1

Voting and Support Agreement, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., LRR Energy, L.P., LRE GP, LLC, Lime Rock Management LP, Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

*	All schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.